Exhibit 99.1

      AirNet Announces Fourth Quarter and Year-End 2003 Financial Results

    MELBOURNE, Fla.--(BUSINESS WIRE)--March 8, 2004--AirNet
Communications Corporation (Nasdaq:ANCC):

    Fourth Quarter Highlights

    -- Net 4Q Revenue was $5.1M, exceeding forecast and representing a 154% increase from 2002 levels

    -- Gross Margins for 4Q were $1.6M or 31% vs. a negative margin of 6% in 4Q, 2002

    -- Loss from Operations was $4.3M which included $2.4M of non-cash stock option charges compared with our 4Q, 2002 loss of $3.6M reflecting $0.2M of non-cash option charges

    -- Net Loss Attributable to Common Stock in 4Q was $5.6M or ($0.12) per share and included $1.3M (EPS impact of $0.03) of non-cash and interest charges associated with the $16M Senior Secured Debt financing consummated in August 2003 and a $2.4M (EPS impact of $0.05) of non-cash stock option charges

    --  Cash Flow from Operations for the quarter was ($0.5M) vs.
        ($1.0M) in 4Q, 2002

    -- Shipped our first adaptive array, SuperCapacity(TM) base station hardware during 4Q

    -- Received our first purchase order for our RapidCell(TM) base station; a highly compact, rapidly deployable base station designed for secure government communications applications

    -- Signed an OEM agreement with a leading aerospace and defense OEM reseller to market the RapidCell for government communications applications

    -- Shipped the first RapidCell base station to the OEM reseller noted above in 1Q, 2004

    AirNet Communications Corporation (Nasdaq:ANCC) today reported financial results for its fourth quarter and year-ended December 31, 2003.

    Financial Results for the Fourth Quarter and Year-End

    The Company reported net revenue of $5.1 million in the fourth quarter, compared to $2.0 million in the fourth quarter of 2002. Gross margins for the fourth quarter were $1.6 million or 31% compared to year ago loss of $0.1 million or (6%). Operating expenses for the fourth quarter were $5.9 million compared to $3.5 million in the fourth quarter of 2002 driven primarily by an increase in general and administrative expenses. G&A expenses were $2.7 million versus ($0.5) million in 2002 attributable to a $1.7 million non-cash stock option charge in 2003. In addition, the 2002 results reflect a $1.8 million expense reduction due to a recovery in the allowance for doubtful accounts. The loss from operations was $4.3 million which included $2.4 million of non-cash stock option charges that resulted from the granting of options to employees following the senior secured debt transaction compared to a loss of $3.6 million including $0.2 million of non-cash stock option charges in the fourth quarter of 2002. The fourth quarter 2003 net loss attributable to common stock was $5.6 million or ($0.12) per share vs. $10.2 million loss or ($0.43) per share in the fourth quarter, 2002. The fourth quarter, 2003 loss included non-cash and interest charges totaling $3.7 million with an EPS impact of ($0.08) per share. The components of that charge include
1) $1.0 million associated with the conversion feature of the debt, 2) $0.3 million of accrued interest on the convertible debt, which is not payable until the debt matures in August, 2007, and 3) $2.4 million of stock option compensation expense. Cash Used in Operating Activities for the fourth quarter was $0.5 million, compared to a use of cash of $1.0 million in the fourth quarter of 2002. Financing activity for the quarter generated $1.0 million of cash primarily from the $16 million senior debt financing completed in August 2003. The Company has received $11 million in installment payments pursuant to this debt financing through March 8, 2004.
    Per share amounts for the fourth quarter of 2003 results were based on 48.4 million weighted average shares and excludes shares issuable upon the conversion of the Senior Secured convertible debt and shares underlying outstanding options because the effect of including those shares would be anti-dilutive. The number of shares issued and outstanding and potentially dilutive totaled 149,224,454 as of December 31, 2003.
    The Company reported net revenue of $15.8 million for fiscal year 2003, compared to $23.0 million in fiscal year 2002. The loss from operations was $13.9 million for the year and included $3.7 million of non-cash stock option charges that resulted from the granting of stock options to employees following the senior secured debt transaction compared to a loss of $14.8 million including $0.2 million of non-cash stock option charges in 2002. Gross margins for the year were $4.3 million or 27% compared to year ago gross margins of $5.5 million or 24%. The 2003 net loss attributable to Common Stock was $32.3 million or ($0.97) per share vs. $24.3 million loss or ($1.02) per share in 2002. The 2003 loss included non-cash and interest charges totaling $22.1 million with an EPS impact of ($0.66) per share; in 2002 non-cash charges were $10.1 million with an EPS impact of ($0.43). The components of the 2003 charge include 1) $10.0 million associated with the conversion feature of the debt, 2) $0.6 million of accrued interest on the debt, 3) $7.9 million associated with inducing the Series B Preferred stockholders to convert their preferred stock to common stock, and 4) $3.7 million of stock option compensation expense. Cash used in operating activities for the year was $7.2 million, compared to a use of cash of $1.1 million in fiscal year 2002. The increase in cash consumption in 2003 was the result of a decrease in cash flow from inventory and accounts receivable reductions from 2002 levels. Financing activity for the year generated $9.2 million of net cash primarily from the $16 million Senior Debt Financing completed in August 2003. $11 million in installment payments have been received pursuant to this debt financing through March 8, 2004.
    Per share amounts for 2003 results were based on 33.3 million weighted average shares and excludes shares issuable upon the conversion of the Senior Secured Convertible Debt and shares underlying outstanding options because the effect of including those shares would be anti-dilutive. The number of shares issued and outstanding and potentially dilutive totaled 149,224,454 as of December 31, 2003.

    Outlook

    For fiscal year 2004, the Company intends to focus on the following market opportunities: 1) sales of its AdaptaCell(R) BTS 4000 and AirSite(R) Backhaul Free(TM) base station into coverage limited markets, 2) sales of its adaptive array, SuperCapacity base station to support high capacity voice and high-speed data applications, 3) sales of its RapidCell BTS into secure government communications markets, and 4) strategically monetizing its intellectual property through licensing opportunities. In addition to the previously announced OEM agreement with a Top 5 communications equipment company, AirNet also has signed an OEM agreement with a leading aerospace and defense contractor for government communications applications. Recently, the Company shipped its first RapidCell base station to this OEM and has plans to ship at least one other RapidCell base station together with an AirSite Backhaul Free base station later in the first quarter.
    "For the last two years, the Company has focused on the development of two new, unique products that leverage our broadband SDR architecture in order to properly position the Company for future growth. Today, we are very pleased to announce the first shipments of our SuperCapacity adaptive array base station product and our new RapidCell base station," said Glenn Ehley, President & CEO for AirNet Communications. "With the recent addition of two industry leading OEM resellers, we are encouraged about our 2004 revenue prospects. We hope to capture the momentum building with our OEM resellers and other customers in our new product as early as the second quarter of this year."

    Going Concern

    The Company also announced Monday that its auditors, Deloitte & Touche LLP, had informed the Company that its independent auditors' report issued with the Company's financial statements as of and for the year ended December 31, 2003 will include a paragraph that describes conditions that give rise to substantial doubt about the Company's ability to continue as a going concern. This paragraph is consistent with the going-concern paragraph received by the Company in fiscal years 2001 and 2002. Such conditions and management's plans concerning those matters will be disclosed in the annual financial statements included in Form 10-K and today's conference call.

    Conference Call

    AirNet's management will host a conference call at 4:30 p.m. ET today to discuss the results and provide an outlook for the first quarter and 2004. Those interested in listening to the conference call should dial (785) 832-1508, Conference ID: AIRNET. For those who cannot participate in the live conference call, a replay will be available beginning at 8 p.m. ET on Monday, March 8, 2004. The replay number for the conference call is (402) 220-1123.

    About AirNet

    AirNet Communications Corporation is a leader in wireless base stations and other telecommunications equipment that allow service operators to cost-effectively and simultaneously offer high-speed wireless Internet and voice services to mobile subscribers. AirNet's patented broadband, software-defined AdaptaCell(TM) base station solution provides a high-capacity base station with a software upgrade path to the wireless Internet. The Company's AirSite(R) Backhaul Free(TM) base station carries wireless voice and data signals back to the wireline network, eliminating the need for a physical backhaul link, thus reducing operating costs. AirNet has 69 patents issued or filed and has received the coveted World Award for Best Technical Innovation from the GSM Association, representing over 400 operators around the world. More information about AirNet may be obtained by calling 321.984.1990, or by visiting the AirNet Web site at http://www.airnetcom.com.

    Safe Harbor Statement Under the Private Securities Litigation
Reform Act of 1995 and Other Applicable Law

    Certain statements in this news release may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the Reform Act),
Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, market conditions, financial forecasts and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate'', "prospects", "believe,'' "estimate,'' "expect,'' "intend,'' "plan'' and "objective'' and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Such risks or uncertainties include the following: there can be no assurance that the Company will be successful in obtaining new business or that any of the Company's OEM resellers will purchase any further products from the Company; that the Company's lenders may foreclose on all assets of the Company (including all intellectual property rights) in the event of a default under the security agreement associated with the senior debt financing, that installment payments on the notes sold in the financing may not be paid when due; and that the Company may not be able to continue to operate as a going concern even after the consummation of, and payment of the remaining installments due to the Company under the financing. These and other risks are detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.
    The stylized AirNet mark, AirNet(R), AdaptaCell(R) and AirSite(R) are registered trademarks with the U.S. Patent and Trademark Office. Super Capacity(TM), RapidCell(TM) Backhaul Free(TM), are trademarks of AirNet Communications Corporation. Other names are registered trademarks or trademarks of their respective companies or organizations.

    Financial Schedules

    --  Condensed Statement of Operations

    --  Cash Flow Summary

    --  Condensed Balance Sheets



FINANCIAL STATEMENTS
 (all numbers in $000's except per share data and shares outstanding)
          (All financial information included is unaudited.)
                  CONDENSED STATEMENT OF OPERATIONS

                          For the three months        For the year
                                  ended                  ended
                               December 31,            December 31,
                             2003        2002       2003        2002
                          --------   ---------   --------     --------
NET REVENUES               $5,090      $2,001     $15,785     $23,026
COST OF REVENUES            3,332       1,975      11,144      17,415
WRITE-DOWN OF EXCESS
 AND OBSOLETE INVENTORY       178         145         384         145
                          --------   ---------   --------    ---------
    GROSS PROFIT (LOSS)     1,580        (119)      4,257       5,466
OPERATING EXPENSES (1):
    Research and
     development            2,449       2,856       9,208      12,544
    Sales and
     marketing                715       1,079       2,583       5,432
    General and
     administrative         2,735        (461)      6,406       3,039
    Gain on vendor
     settlement                 -           -           -        (704)
                          --------   ---------   --------    ---------
         Total costs
          and expenses      5,899       3,474      18,197      20,311
                          --------   ---------   --------    ---------

LOSS FROM OPERATIONS       (4,319)     (3,593)    (13,940)    (14,845)
OTHER (EXPENSE) INCOME
    Interest income            21          85         120         443
    Non-cash debt
     conversion
     interest charge       (1,000)          -     (10,000)          -
    Interest charged on
     convertible debt        (304)          -        (577)          -
    Other interest
     expense                    -          (3)        (40)        (11)
    Other, net                  -         (38)          4         (35)
                          --------   ---------   ---------   ---------
TOTAL OTHER (EXPENSE)
 INCOME                    (1,283)         44     (10,493)        397
                          --------   ---------   ---------   ---------
NET LOSS                   (5,602)     (3,549)    (24,433)    (14,448)
ACCRETION OF DISCOUNT -
 REDEEMABLE
   PREFERRED STOCK              -      (6,045)          -      (7,495)
PREFERRED DIVIDENDS             -        (600)          -      (2,400)
CONVERSION INDUCEMENT
 (NON-CASH)                     -           -      (7,895)          -
                          --------   ---------   ---------   ---------
NET LOSS ATTRIBUTABLE
 TO COMMON STOCK          $(5,602)   $(10,194)   $(32,328)   $(24,343)
                          ========   =========   =========   =========
NET LOSS PER SHARE
 ATTRIBUTABLE TO
   COMMON STOCKHOLDERS-
    BASIC AND DILUTED      $(0.12)     $(0.43)     $(0.97)     $(1.02)
                          ========   =========   =========   =========
WEIGHTED AVERAGE SHARES
 OUTSTANDING - USED
   IN CALCULATING BASIC
    AND DILUTED LOSS
   PER SHARE           48,448,915  23,833,296  33,304,579  23,822,913
                       =========== =========== =========== ===========


(1) Operating expenses include non-cash stock compensation expenses of $2,352 and $177 for the three months ended December 31, 2003 and 2002, respectively and $3,628 and $248 for the year ended December 31, 2003 and 2002, respectively.


----------------------------------------------------------------------
----------------------------------------------------------------------
                          CASH FLOW SUMMARY

                                     For the three      For the year
                                      months ended         ended
                                     December 31,      December 31,
                                      2003     2002     2003     2002
                                   -------- -------- -------- --------
CASH USED IN OPERATING ACTIVITIES    $(458)   $(953) $(7,170) $(1,138)
CASH USED BY INVESTING ACTIVITIES      (32)     (81)    (218)     (38)
CASH PROVIDED BY (USED BY)
 FINANCING ACTIVITIES                1,047     (104)   9,243     (321)
                                   -------- -------- -------- --------
NET CHANGE IN CASH                    $557  $(1,138)  $1,855  $(1,497)
                                   ======== ======== ======== ========

----------------------------------------------------------------------
----------------------------------------------------------------------
                           CONDENSED BALANCE SHEETS

                                  As of December 31,
                                     2003     2002
                                   -------- --------
ASSETS

 Cash and cash equivalents          $5,060   $3,205
 Accounts receivable - net           3,849      569
 Inventories                        11,687   14,459
 Notes receivable                      257      923
 Other current assets                1,262    1,063
                                   -------- --------
 TOTAL CURRENT ASSETS               22,115   20,219

 PROPERTY AND EQUIPMENT, NET         5,553    8,160

 OTHER LONG-TERM ASSETS              2,389    2,451
                                   -------- --------

 TOTAL ASSETS                      $30,057  $30,830
                                   ======== ========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Accounts payable                   $2,622   $2,801
 Accrued expenses                    3,459    3,597
 Current portion of capital
  lease obligations                     65       53
 Customer deposits                   2,081      102
 Deferred revenues                     575    1,403
                                   -------- --------
 TOTAL CURRENT LIABILITIES           8,802    7,956

 TOTAL LONG-TERM LIABILITIES        10,691      837

 TOTAL STOCKHOLDERS' EQUITY         10,564   22,037
                                   -------- --------

 TOTAL LIABILITIES & STOCKHOLDERS'
  EQUITY                           $30,057  $30,830
                                   ======== ========


    CONTACT: AirNet Communications Corporation, Melbourne
             Investor Relations:
             Stuart Dawley, +1 321-953-6783
             sdawley@airnetcom.com